UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report:  May 12, 2020

(Date of Earliest Event Reported)

CAPSTEAD MORTGAGE CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-08896	75-2027937
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

8401 North Central Expressway Suite 800 Dallas, Texas	75225
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (214) 874-2323

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 230.14a-12).
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock ($0.01 par value)	CMO	New York Stock Exchange
7.50% Series E Cumulative Redeemable Preferred Stock ($0.10 par value)	CMOPRE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The annual meeting of stockholders was held on May 12, 2020.  As of March 18, 2020, the record date for the annual meeting, there were 96,394,713 shares outstanding and entitled to vote.  At the annual meeting 86,053,933 shares, or approximately 89.27% of the eligible voting shares, were represented either in person or by proxy.

At the meeting, the stockholders voted on the following items:

1.

Proposal (1) to elect seven nominees to our board of directors to hold office until the next annual meeting of stockholders and until their successors are elected and qualified.  The following nominees were elected to the board (constituting the entire board), with the voting results for each nominee as shown:

			Withhold/	Broker
Name	For	Against	Abstain	Non-votes

Jack Biegler	71,793,676	2,412,772	169,820	11,677,665
Michelle P. Goolsby	72,886,106	1,301,328	188,834	11,677,665
Gary Keiser	71,619,577	2,559,331	197,360	11,677,665
Christopher W. Mahowald	53,250,595	20,924,972	200,701	11,677,665
Michael G. O’Neil	52,317,546	21,886,957	171,765	11,677,665
Phillip A. Reinsch	73,269,624	937,503	169,141	11,677,665
Mark S. Whiting	69,198,489	5,005,756	172,023	11,677,665

2.	Proposal (2) to approve on an advisory (non-binding) basis our 2019 executive compensation. This proposal was approved by the votes indicated below:

			Broker
For	Against	Withhold/Abstain	Non-votes

72,394,956	1,745,445	235,867	11,677,665

3.

Proposal (3) to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020.  This proposal was approved by the votes indicated below:

			Broker
For	Against	Withhold/Abstain	Non-votes

84,110,546	1,643,432	299,955	–

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPSTEAD MORTGAGE CORPORATION

May 12, 2020	By:	/s/ Lance J. Phillips
Lance J. Phillips
Senior Vice President, Chief Financial Officer
and Secretary